Exhibit 21.1

Subsidiaries of Live Nation Entertainment, Inc.

Domestic	State or Jurisdiction of Incorporation or Organization
A.P.E. Radio, LLC	Delaware

AA Music Management, LLC	California

Azoff Promotions LLC	Delaware

B.A.D. Management LLC	Delaware

Bamboozle Festival, LLC	Delaware

Bee & El LLC	Delaware

Bee & El Marketing Services LLC	Delaware

Bill Graham Enterprises, Inc.	California

Boom Management, LLC	Delaware

Broadway China Ventures, LLC	Delaware

Career Artist Management LLC	Delaware

Cellar Door Venues, Inc.	Florida

Chastain Ventures JV	Georgia

Cobb’s Comedy, Inc.	California

Connecticut Amphitheater Development Corporation	Connecticut

Connecticut Performing Arts Partners	Connecticut

Connecticut Performing Arts, Inc.	Connecticut

Crossroads Presents, LLC	Delaware

Doyle Kos Management LLC	Delaware

DS Artists Management LLC	Delaware

Eagles Personal Management Company	California

Echomusic, LLC	Delaware

Entertainers Art Gallery LLC	Delaware

Evening Star Productions, Inc.	Arizona

Event Merchandising, Inc.	California

EventInventory.com, Inc.	Illinois

FEA Merchandise Inc.	Delaware

Fillmore Theatrical Services	California

FLMG Holdings Corp.	Delaware

Front Line BCC LLC	Delaware

Front Line Management Group, Inc.	Delaware

Fruin Productions, Inc.	California

Domestic	State or Jurisdiction of Incorporation or Organization
GA Acquisitions, LLC	Delaware

Gellman Management LLC	Delaware

GVE Venture LLC	Delaware

H. K. Personal Development Co.	California

Hard 8 Artists Management LLC	Delaware

Hilltop/Nederlander LLC	Delaware

HOB Boardwalk, Inc.	Delaware

HOB Chicago, Inc.	Delaware

HOB Entertainment, Inc.	Delaware

HOB Marina City Partners, L.P.	Delaware

HOB Marina City, Inc.	Delaware

House of Blues Anaheim Restaurant Corp.	Delaware

House of Blues Cleveland, LLC	Delaware

House of Blues Concerts, Inc.	California

House of Blues Dallas Restaurant Corp.	Delaware

House of Blues Houston Restaurant Corp.	Delaware

House of Blues Las Vegas Restaurant Corp.	Delaware

House of Blues Los Angeles Restaurant Corp.	Delaware

House of Blues Myrtle Beach Restaurant Corp.	Delaware

House of Blues New Orleans Restaurant Corp.	Delaware

House of Blues Orlando Restaurant Corp.	Delaware

House of Blues Restaurant Holding Corp.	Delaware

House of Blues San Diego Restaurant Corp.	Delaware

House of Blues San Diego, LLC	Delaware

IAC Partner Marketing, Inc.	Delaware

ILA Management, Inc.	California

ILAA, Inc.	California

Kenneth Crear Management LLC	Delaware

Lansdowne Boston Restaurant Corp., Inc.	Delaware

Lansdowne Boston Restaurant, LLC	Delaware

Larry Rudolph Management LLC	Delaware

Listen Live, LLC	Delaware

Live Nation – Haymon Ventures, LLC	Delaware

Live Nation Bogart, LLC	Delaware

Live Nation Chicago, Inc.	Delaware

Live Nation Concerts, Inc.	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization
Live Nation Entertainment, Inc.	Delaware

Live Nation Marketing, Inc.	Delaware

Live Nation Merchandise, Inc.	Delaware

Live Nation Mid-Atlantic, Inc.	Pennsylvania

Live Nation MTours (USA), Inc.	Delaware

Live Nation Studios, LLC	Delaware

Live Nation Ticketing, LLC	Delaware

Live Nation Touring (USA), Inc.	Delaware

Live Nation UTours (USA), Inc.	Delaware

Live Nation Ventures, Inc.	Delaware

Live Nation Worldwide, Inc.	Delaware

LN Acquisition Holdco LLC	Delaware

Marcy Musik LLC	New York

Mark Rothbaum & Associates, LLC	Delaware

Mayhem Festivals, LLC	Delaware

Michigan Licenses, LLC	Delaware

Mick Artists Management LLC	Delaware

Microflex 2001 LLC	Delaware

Morris Artists Management LLC	Delaware

Musictoday, LLC	Virginia

NetTickets.com, Inc.	Delaware

New York Theater, LLC	Delaware

NOC, Inc.	Connecticut

OpenSeats, Inc.	Illinois

Pop Nation, LLC	Delaware

Premium Inventory, Inc.	Illinois

Roc Nation Management, LLC	Delaware

Roc Nation Publishing, LLC	Delaware

ROC Nation LLC	Delaware

Rock Paper Photo, LLC	Delaware

RPM Acquisition, LLC	Tennessee

SFX Financial Advisory Management Enterprises, Inc.	Delaware

Shoreline Amphitheatre, Ltd.	California

Show Me Tickets, LLC	Illinois

SME Entertainment Group LLC	Delaware

Spalding Entertainment, LLC	Tennessee

Domestic	State or Jurisdiction of Incorporation or Organization
Spectacle Entertainment Group LLC	Delaware

StarRoc LLC	Delaware

Stratart, LLC	California

Strategic Artist Management LLC	Delaware

The V.I.P. Tour Company	Delaware

Ticketmaster Advance Tickets, L.L.C.	Colorado

Ticketmaster California Gift Certificates L.L.C.	California

Ticketmaster China Ventures, L.L.C.	Delaware

Ticketmaster EDCS LLC	Delaware

Ticketmaster Entertainment Foundation	California

Ticketmaster Florida Gift Certificates L.L.C.	Florida

Ticketmaster Georgia Gift Certificates L.L.C.	Georgia

Ticketmaster Indiana (JV)	Indiana

Ticketmaster L.L.C.	Virginia

Ticketmaster Multimedia Holdings LLC	Delaware

Ticketmaster New Ventures Holdings, Inc.	Delaware

Ticketmaster Pacific Acquisitions, Inc.	Delaware

Ticketmaster West Virginia Gift Certificates L.L.C.	West Virginia

Ticketmaster-Indiana, L.L.C.	Delaware

TicketsNow.com, Inc.	Illinois

Ticketweb, LLC	Delaware

TM Vista Inc.	Virginia

TNA Tour II (USA) Inc.	Delaware

TNOW Entertainment Group, Inc.	Illinois

TOMG, LLC	Delaware

Uproar Festivals, LLC	Delaware

Vector Management LLC	Delaware

Vector Two, LLC	Delaware

Vector West LLC	Delaware

Wiltern Renaissance LLC	Delaware

Worldwide Ticket Systems, Inc.	Washington

International	Jurisdiction of Incorporation or Organization
Live Nation Australia Pty Ltd	Australia

International	Jurisdiction of Incorporation or Organization
Show Tickets Australia Pty Ltd	Australia

Ticketmaster Australasia Pty Ltd	Australia

Ticketron Australia Pty Ltd	Australia

Beijing Oriental Broadway International Theatre Management Company Ltd	Beijing, China

Ticketmaster Technology China Co., Ltd	Beijing, China

Ticketmaster Ticketing (Beijing) Ventures Co., Ltd.	Beijing, China

Antwerps Sportspaleis NV	Belgium

Belgium Concerts SPRL	Belgium

Live Nation Belgium Holdings bvba	Belgium

Live Nation bvba	Belgium

Live Nation Festivals NV	Belgium

Ticketnet Belgium SA	Belgium

Live Nation Canada, Inc.	Canada

Live Nation Ontario Concerts GP, Inc.	Canada

Live Nation Ontario Concerts, L.P.	Canada

Live Nation Touring (Canada), Inc.	Canada

Reseau Admission LP	Canada

Reseau Admission ULC	Canada

Ticketmaster Canada Holdings ULC	Canada

Ticketmaster Canada LP	Canada

Ticketmaster Canada ULC	Canada

Ticketmaster Cayman Finance Company Ltd.	Cayman Islands

Ticketmaster New Ventures Ltd.	Cayman Islands

Beijing Gehua Live Nation Entertainment and Sports Company Ltd	China

Live Nation Culture & Information Consultancy (Shanghai) Limited	China

Live Nation Czech Republic Sro	Czech Republic

BILLETnet AS	Denmark

Live Nation Denmark Aps	Denmark

Live Nation Denmark Management Aps	Denmark

Live Nation Denmark Management Holding Aps	Denmark

Events Club OY	Finland

Lippupalvelu Oy	Finland

Live Nation Finland OY	Finland

International	Jurisdiction of Incorporation or Organization
Welldone LR OY	Finland

LCB Productions	France

Live Nation France	France

Live Nation France Festivals	France

Live Nation SAS	France

LNE France Holdings SAS	France

Société d’Exploitation du PALAIS NIKAÏA	France

Ticketnet	France

Live Nation Germany Holdings GmbH	Germany

MFMP Festivals & Events GmbH	Germany

Ticketmaster Deutschland Holding GmbH	Germany

Ticketmaster GmbH	Germany

Live Nation (HK) Limited	Hong Kong

Ticketmaster Entertainment China Holding Co. Limited	Hong Kong

Live Nation Central & Eastern Europe Kft	Hungary

Amphitheatre Ireland Limited	Ireland

Live Nation Ireland Holdings Limited	Ireland

Point Presentations Limited	Ireland

Point Promotions Limited	Ireland

The Ticket Shop	Ireland

Ticket Shop (NI) Limited	Ireland

Ticketline	Ireland

Ticket Shop Holdings (IOM)	Isle of Man

Ticket Shop One (IOM) Limited	Isle of Man

Ticket Shop Two (IOM) Limited	Isle of Man

Consozio get live in liquidazione	Italy

Get Live 2 S.r.l.	Italy

Live Nation 2 Srl	Italy

Live Nation Italia S.r.l.	Italy

Live Nation Srl	Italy

Parcolimpico S.r.l.	Italy

Ticketmaster Luxembourg Holdco 1 Sarl	Luxembourg

Ticketmaster Luxembourg Holdco 2 Sarl	Luxembourg

Ticketmaster Luxembourg Holdco 3 Sarl	Luxembourg

Ticketmaster Luxembourg Holdco 4 Sarl	Luxembourg

International	Jurisdiction of Incorporation or Organization
Ticketmaster Luxembourg Holdco 5 Sarl	Luxembourg

Alta Vista Films	Mexico

SEVAB	Mexico

Venta de Boletos por Computadora S.A. de C.V.	Mexico

Amsterdam Music Dome Exploitatie BV	Netherlands

Brand New Live BV	Netherlands

De Nationale Theaterkassa BV	Netherlands

Holland Event Marketing BV	Netherlands

Live Nation Europe Holdings BV	Netherlands

Live Nation Holdings C.V.	Netherlands

Live Nation International Holdings B.V.	Netherlands

Live Nation Netherlands Holdings B.V.	Netherlands

Live Nation Venues (Netherlands) BV	Netherlands

LYV B.V.	Netherlands

Mail2Me VOF	Netherlands

Mojo Concerts BV	Netherlands

Mojo Theater BV	Netherlands

Mojo Works BV	Netherlands

Straight International Security BV	Netherlands

The Event Support Company BV	Netherlands

The Security Company Utrecht Holland Holding BV	Netherlands

Ticket Service Nederland BV	Netherlands

Live Nation NZ Limited	New Zealand

Ticketmaster NZ Limited	New Zealand

Billettsentralen AS	Norway

Billettservice AS	Norway

Live Nation Norway AS	Norway

Live Nation Sp. z.o.o.	Poland

Music Marketing Sp. z.o.o.	Poland

ABC3 Limited	Scotland

Bar None Management Limited	Scotland

Big Day Out Limited	Scotland

Concerts at DF Limited	Scotland

D.F. Concerts Limited	Scotland

Deadwood Tickets Limited	Scotland

International	Jurisdiction of Incorporation or Organization
King Tut’s Recordings Limited	Scotland

Santa’s Kingdom (Scotland) Limited	Scotland

Tecjet Limited	Scotland

Unholy Alliance Limited	Scotland

Ticketmaster Ticketing Information Technology (Shanghai) Co Ltd	Shanghai, China

Live Nation (Singapore) Pte Ltd	Singapore

Compania Editora de Talentos Internacionales SA	Spain

Live Nation Espana SAU	Spain

Madrid Deportes y Espectaculos SA	Spain

Mean Fiddler Spain SL	Spain

Mediterranea Concerts SL	Spain

Rock in Rio Madrid SA	Spain

Ticketmaster Iberica Sl	Spain

TickTackTicket SA	Spain

Trabajos de Music SA	Spain

Artist och Underhallningsservice Sverige AB	Sweden

Live Nation Holding Nordic AB	Sweden

Live Nation Nordic AB	Sweden

Live Nation Sweden AB	Sweden

Lugerinc AB	Sweden

Moondog Entertainment AB	Sweden

Ticketmaster New Ventures Finance HB	Sweden

Ticketmaster New Ventures Holdings II AB	Sweden

Ticnet AB	Sweden

Biletix Bilet Dagitim Basum ve Ticaret AS	Turkey

Live Nation Middle East FZ-LLC	UAE

Academy Entertainments Group Limited	United Kingdom

Academy Music Fund Limited	United Kingdom

Academy Music Group Limited	United Kingdom

Academy Music Holdings Ltd	United Kingdom

Adventure Sport Events Limited	United Kingdom

ANDpress Limited	United Kingdom

Angel Festivals Limited	United Kingdom

Annestown Limited	United Kingdom

Anthill Trading (Overseas) Limited	United Kingdom

International	Jurisdiction of Incorporation or Organization
Apollo Leisure Group Limited	United Kingdom

Bristolbeat Limited	United Kingdom

Brumbeat Limited	United Kingdom

Cardiff International Arena Limited	United Kingdom

Confirm/Ignore Limited	United Kingdom

De-lux Merchandise Company Limited	United Kingdom

Electricland Limited	United Kingdom

Fanbase.co.uk Limited	United Kingdom

FC 1031 Limited	United Kingdom

Festival Republic Limited	United Kingdom

Festival Republic Media Limited	United Kingdom

Festival Republic.com Limited	United Kingdom

Finlaw 271 Limited	United Kingdom

Finlaw 279 Limited	United Kingdom

Front Line Artist Management Limited	United Kingdom

Gafrus Limited	United Kingdom

GetMeIn! Ltd	United Kingdom

Glasgowbeat Limited	United Kingdom

Glowspine Limited	United Kingdom

Gricind Limited	United Kingdom

Heavenly Planet LLP	United Kingdom

Homelands Festival Limited	United Kingdom

International Talent Booking Limited	United Kingdom

Islingtonbeat Limited	United Kingdom

Live Nation (Ireland) Limited	United Kingdom

Live Nation (Music) UK Limited	United Kingdom

Live Nation (Theatrical) UK Limited	United Kingdom

Live Nation Enterprise Limited	United Kingdom

Live Nation Facilitation Limited	United Kingdom

Live Nation Limited	United Kingdom

Live Nation Merchandise Limited	United Kingdom

Livebeat Limited	United Kingdom

LN-Gaiety Holdings Limited	United Kingdom

Ludgate 354 Limited	United Kingdom

Magstack Limited	United Kingdom

Mean Fiddler Festivals Limited	United Kingdom

International	Jurisdiction of Incorporation or Organization
Midland Concert Promotions Group Limited	United Kingdom

National Bowl Milton Keynes Company LLP	United Kingdom

Newcbeat Limited	United Kingdom

Northcane Limited	United Kingdom

OX4 Limited	United Kingdom

Park Associates Limited	United Kingdom

Pointstar Limited	United Kingdom

Publicitywise Limited	United Kingdom

Rangepost Limited	United Kingdom

Reading Festival Limited	United Kingdom

Roc Nation UK limited	United Kingdom

Sensible Events Limited	United Kingdom

Sharpfleur Limited	United Kingdom

Showsec Holdings Limited	United Kingdom

Showsec International Limited	United Kingdom

Sidezone Limited	United Kingdom

The Security Company (UK) Holdings Limited	United Kingdom

Three Six Zero Grp Limited	United Kingdom

Ticketflask Limited	United Kingdom

Ticketmaster Europe Holdco Limited	United Kingdom

Ticketmaster International Events Ltd	United Kingdom

Ticketmaster Online-Citysearch UK Limted	United Kingdom

Ticketmaster Systems Limited	United Kingdom

Ticketmaster UK Limited	United Kingdom

Ticketstoday Limited	United Kingdom

Ticketweb (UK) Limited	United Kingdom

TM Number One Limited	United Kingdom

Tour Marketing Limited	United Kingdom

TSZ Music Publishing Limited	United Kingdom

Windfield Promotions Limited	United Kingdom